United States

Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 18, 2006

Heartland Oil and Gas Corp.

Incorporated in Nevada

Commission File Number 000-32669 IRS ID No. 91-1918326

1625 Broadway, Suite 1480

Denver, Colorado 80202

Telephone: (303) 405-8450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Certifying Accountant

Staley, Okada and Partners, our independent registered accountant, of Vancouver, British Columbia, has advised us that it has merged with PricewaterhouseCoopers, LLP. Staley Okada has concluded that, because substantially all of our operations are located in the United States at significant distance from Vancouver, it will not be able to continue as our independent registered accountants. Accordingly, on December 18, 2006, Staley Okada resigned.

The reports of Staley Okada on our financial statements for each of the past two years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Our board of directors did not recommend or approve the resignation. We do not have an audit or similar committee.

In our two most recent fiscal years and the subsequent interim periods there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

In our two most recent fiscal years and the subsequent interim periods Staley Okada did not advise us:

(A) that the internal controls necessary for us to develop reliable financial statements did not exist;

(B) that information has come to its attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management;

(C) (1) of the need to expand significantly the scope of its audit, or that information has come to its attention during the above time period that if further investigated may have (i) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management’s representations or be associated with our financial statements, and (2) due to its resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, it did not so expand the scope of its audit or conduct such further investigation; or

(D) (1) that information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to its resignation, or for any other reason, the issue has not been resolved to its satisfaction prior to its resignation.

We have not yet engaged a new independent accountant.

Item 9.01	Exhibits.

Exhibit No.	Description
16.1	Letter from Staley Okada regarding Change in Independent Accountant

Signature:

Pursuant to the requirements of the Securities Exchange Act of 1934, Heartland has caused this report to be signed on its behalf by the undersigned authorized officer.

Heartland Oil and Gas Corp.

December 21, 2006

/s/ Philip S. Winner
Philip S. Winner
Chief Executive Officer